SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 10, 2003

(Date of earliest event reported)

INDEPENDENT BANK CORP.

(Exact name of registrant as specified in its charter)

Massachusetts	1-9047	04-2870273
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

288 Union St. Rockland, Massachusetts	02370
(Address of principal executive offices)	(Zip Code)

(781) 878-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

ITEM 7.                                                     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)           Not applicable.

(b)           Not applicable.

(c)           The following exhibits are included with this Report:

Exhibit 99.1                                    Press Release dated April 10, 2003.

ITEM 9.                                                     REGULATION FD DISCLOSURE

On April 10, 2003, Independent Bank Corp. announced by press release its earnings for the quarter ended March 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 12.                RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 10, 2003, Independent Bank Corp. announced by press release its earnings for the quarter ended March 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENT BANK CORP.

By:	/s/Denis K. Sheahan
Denis K. Sheahan
Chief Financial Officer
and Treasurer

Date:       April 10, 2003.